Short-term loan	12 Months Ended
Dec. 31, 2022
Short-term loan
Short-term loan

11. Short-term loan

The short-term loans as of December 31, 2021 and 2022were as follows:

	As of December 31,
	2021	2022
	RMB	RMB
Short- term loan
Short-term bank borrowings	548,461	1,016,071
Convertible senior notes	1,740,004	—

Short-term bank borrowings

The Group entered into one-year credit facilities with several Chinese commercial banks that provide revolving line of credit for the Group. Under such credit facilities, the Group can borrow up to RMB2,012,800 and RMB3,329,012 for the years ended December 31, 2021 and 2022, respectively, which can only be used to maintain daily operation.

As of December 31, 2021, the Group had drawn short-term bank borrowings from the credit facilities in the amount of RMB548,461. Credit facilities in the amounts of RMB27,450 and RMB445,199 were used to issue the letters of guarantee with an aggregate amount of RMB33,000 and notes payable with an aggregate amount of RMB529,603, respectively. As such, RMB991,689 of the credit facilities was available for future borrowing at the end of 2021. The credit facilities expired during 2022.

As of December 31, 2022, the Group had drawn short-term bank borrowings from the credit facilities in the amount of RMB1,016,071. Credit facilities in the amounts of RMB8,664 and RMB400,873 were used to issue the letters of guarantee with an aggregate amount of RMB17,342 and notes payable with an aggregate amount of RMB487,837, respectively. As such, RMB1,903,404 of the credit facilities was available for future borrowing at the end of 2022. The credit facilities will expire during 2023.

Convertible Senior Notes due 2024

On April 10, 2019, the Company issued US$275 million of Convertible Senior Notes (“the Notes”). The Notes would mature on May 1, 2024 and bear interest at a rate of 1.625% per annum, payable in arrears semi-annually on May 1 and November 1, beginning November 1, 2019.

Holders of the Notes had the option to convert their Notes at any time prior to the close of business on the second business day immediately preceding the maturity date. The Notes could be converted into the Company’s ADSs at an initial conversion rate of 19.2308 of the Company’s ADSs per US$1,000 principal amount of the Notes (equivalent to an initial conversion price of US$52 per ADS). The conversion rate was subject to adjustment in certain events but was not adjusted for any accrued and unpaid interest. In addition, following a make-whole fundamental change (as defined in the Indenture) that occurred prior to the maturity date or following the Company’s delivery of a notice of a tax redemption, the Company would increase the conversion rate for a holder who elects to convert its notes in connection with such a corporate event or such tax redemption.

The holders may require the Company to repurchase all or portion of the Notes for cash on May 1, 2022, or upon a fundamental change, at a repurchase price equal to 100% of the principal amount, plus accrued and unpaid interest.

The Company did not identify any embedded features that are subject to separate accounting. The conversion option meets the scope exception for derivative accounting as it is indexed to the Company’s own stock and classified in stockholders’ equity.

Other embedded features including the mandatory redemption feature and the contingent put option upon fundamental changes are considered clearly and closely related to the debt host therefore no separate accounting is required.

In addition, there is no beneficial conversion feature recognized as the set conversion prices for the Notes are greater than the fair values of the ordinary share price at the date of issuance.

Therefore, the Company accounted for the Notes as a single instrument under long-term loan. Issuance costs related to the Notes were recorded in consolidated balance sheet as a direct deduction from the principal amount of the Notes, and are amortized over the period from April 10, 2019, the date of issuance, to May 1, 2022 the first put date of the Notes, using the effective interest method.

In 2019, the proceeds received by the Company from issuance of Notes, net of issuance cost of RMB41,530 (equivalently US$6 million), was RMB1,847,060 (equivalently US$269 million).

As of December 31, 2021, the Notes was reclassified from long-term loan to short-term loan as the Company expects to repurchase the Notes in 2022.

In May 2022, the Company repurchased and redeemed all the outstanding Notes from the secondary market with total cost of RMB1,759,973 (equivalently US$255 million) and recognized a gain of RMB7,907.

ADS Lending Arrangement

Concurrent with the offering of the Notes, the Company entered into ADS lending agreements with the affiliates of the initial purchasers of the Notes (“ADS Borrowers”), pursuant to which the Company lent to the ADS Borrowers 4,230,776 ADSs (the “Loaned ADSs”) at a price equal to par, or $0.0003 per ADS (“ADS lending arrangement”). The purpose of the ADS lending arrangements was to facilitate privately negotiated transactions in which the ultimate holders of the Notes may elect to hedge their investment in the related notes.

The Loaned ADSs must be returned to the Company by the earliest of (a) the maturity date of the Notes, May 1, 2024, (b) upon the Company’s election to terminate the ADS lending agreement at any time after the later of (x) the date on which the entire principal amount of the Notes ceases to be outstanding, and (y) the date on which the entire principal amount of any additional convertible securities that the Company had in writing consented to permit the ADS Borrower to hedge under the ADS lending agreement ceases to be outstanding, in each case, whether as a result of conversion, redemption, repurchase, cancellation or otherwise; and (c) the termination of the ADS lending agreement. The Company was not required to make any payment to the initial purchasers or ADS Borrower upon the return of the Loaned ADSs. The ADS Borrowers did not have the choice or option to pay cash in exchange for the return of the Loaned ADSs.

No collateral was required to be posted for the Loaned ADSs. The initial purchasers were required to remit to the Company any dividends paid to the holders of the Loaned ADSs. The ADS Borrowers were not entitled to vote on the Loaned ADS.

In accordance with ASC 470-20, the Company had accounted for the ADS lending agreement initially at fair value and recognized it as an issuance cost associated with the convertible debt offering. As a result, additional debt issuance costs of RMB33,836 (equivalently US$5 million) were recorded on the issuance date with a corresponding increase to additional paid-in-capital. This debt issuance costs had also been amortized from the date of issuance to the put date of Notes, using the effective interest method.

Although legally issued, the Loaned ADSs were not considered outstanding, and then excluded from basic and diluted earnings per share unless default of the ADS lending arrangement occurs, at which time the Loaned ADSs would be included in the basic and diluted earnings per share calculation. As of December 31, 2021, it was considered improbable that the ADS Borrower or the counterparty to the ADS lending arrangement will default. The 4,230,776 Loaned ADSs were returned and cancelled in June 2022.

Interest expenses related to the Notes were RMB56,084, RMB 53,123 and RMB15,698 for the year ended December 31, 2020, 2021 and 2022, respectively.